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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 20, 1999


                          HCC INSURANCE HOLDINGS, INC.
             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                      COMMISSION                   IRS EMPLOYER
JURISDICTION                       FILE NUMBER:                IDENTIFICATION
OF INCORPORATION:                                                     NUMBER:

DELAWARE                               0-20766                     76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 20, 1999, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of October 11, 1999, by and among HCC Insurance Holdings, Inc. ("HCC"), Merger Sub of Delaware, Inc. ("Merger Sub"), a wholly owned subsidiary of HCC, and The Centris Group, Inc. ("Centris"), Merger Sub was merged into Centris and as a result of such merger, Centris became a wholly owned subsidiary of HCC. The merger was effected following a tender offer by Merger Sub for all of the outstanding Common Stock (including the associated common stock purchase rights) of Centris. Following the acquisition of shares tendered by Centris shareholders in response to the Merger Sub's tender offer, HCC and Merger Sub held (including shares of Centris Common Stock previously owned by HCC) approximately 97.4% of the outstanding Common Stock of Centris. Pursuant to the terms of the tender offer, non-tendering Centris shareholders will receive for their Centris shares the same price paid for previously tendered shares. A copy of the HCC Press Release announcing completion of the tender offer is attached as Exhibit 99 hereto. The merger has been accounted for as a purchase under generally accepted accounting principles. Reference is made to the Schedule 14D-1 filed on behalf of Merger Sub and HCC on October 18, 1999 and all amendments thereto, including all exhibits, which are incorporated herein by this reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Businesses Acquired. The Financial Statements required by this Item will be filed by amendment not later than 60 days after the date this initial report on Form 8-K must be filed.

                  (b)      Exhibits.


    Designation of Exhibits
         in this Report        Description of Exhibit
    -----------------------    ----------------------
              99.1             Registrant's News Release dated December 20, 1999


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 1999        HCC INSURANCE HOLDINGS, INC.


                                 By: /s/ Frank J. Bramanti
                                     -------------------------------------------
                                     Frank J. Bramanti, Executive Vice President




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                                  EXHIBIT INDEX


         Exhibit No.           Description
         -----------           -----------
              99.1             Registrant's News Release dated December 20, 1999